Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP"), which for regulated utilities include specific accounting guidance for regulated operations, as outlined in Note 2, and the following summary of significant accounting policies.

All amounts presented are in Canadian dollars unless otherwise stated.

Basis of Presentation

The consolidated financial statements reflect the Corporation's investments in its subsidiaries and variable interest entity, where Fortis is the primary beneficiary, on a consolidated basis, with the equity method used for entities in which Fortis has significant influence, but not control, and proportionate consolidation for generation and transmission assets that are jointly owned with non-affiliated entities. Intercompany transactions have been eliminated in the consolidated financial statements, except for transactions between non-regulated and regulated entities in accordance with accounting standards for rate-regulated entities. For further details on the Corporation's variable interest entity refer to Note 29.

Cash and Cash Equivalents

Cash and cash equivalents include cash, cash held in margin accounts, and short-term deposits with initial maturities of three months or less from the date of deposit.

Allowance for Doubtful Accounts

Fortis and each of its subsidiaries, with the exception of ITC, maintain an allowance for doubtful accounts that is estimated based on a variety of factors including accounts receivable aging, historical experience and other currently available information, including events such as customer bankruptcy and economic conditions. ITC recognizes losses for uncollectible accounts based upon specific identification of such items. Accounts receivable are written-off in the period in which the receivable is deemed uncollectible.

Inventories

Inventories, consisting of materials and supplies, gas, fuel and coal in storage, are measured at the lower of weighted average cost and net realizable value. The cost of inventory at the Corporation's utilities is expected to be recovered in customer rates.

Regulatory Assets and Liabilities

Regulatory assets and liabilities arise as a result of the rate-setting process at the Corporation's utilities. Regulatory assets represent future revenues and/or receivables associated with certain costs incurred that will be, or are expected to be, recovered from customers in future periods through the rate-setting process. Regulatory liabilities represent future reductions or limitations of increases in revenue associated with amounts that will be, or are expected to be, refunded to customers through the rate-setting process.

All amounts deferred as regulatory assets and liabilities are subject to regulatory approval. As such, the regulatory authorities could alter the amounts subject to deferral, at which time the change would be reflected in the consolidated financial statements. Certain remaining recovery and settlement periods are those expected by management and the actual recovery or settlement periods could differ based on regulatory approval.

Investments

Investments in which the Corporation exercises significant influence are accounted for on the equity basis. The Corporation reviews its investments on an annual basis for potential impairment in investment value. Any impairment will be recognized in the period in which such impairment is identified.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost less accumulated depreciation. Contributions in aid of construction represent amounts contributed by customers and governments for the cost of property, plant and equipment. These contributions are recorded as a reduction in the cost of property, plant and equipment and are being amortized annually by an amount equal to the charge for depreciation provided on the related assets.

Depreciation rates of the Corporation's regulated utilities include an estimate for future asset removal costs that have not been identified as a legal obligation, with the amount provided for in depreciation expense recorded as a long-term regulatory liability (Note 8 (xii)). Actual asset removal costs are recorded against the regulatory liability when incurred.

For the majority of the Corporation's regulated utilities, property, plant and equipment are derecognized on disposal or when no future economic benefits are expected from their use. Upon retirement or disposal, any difference between the cost and accumulated depreciation of the asset, net of salvage proceeds, is charged to accumulated depreciation, with no gain or loss recognized in earnings. It is expected that any gains or losses charged to accumulated depreciation will be reflected in future depreciation expense when they are refunded or collected in customer rates.

The majority of the Corporation's regulated utilities capitalize overhead costs that are not directly attributable to specific property, plant and equipment but relate to the overall capital expenditure program. The methodology for calculating and allocating capitalized overhead costs to property, plant and equipment is established by the respective regulator.

The majority of the Corporation's regulated utilities include in the cost of property, plant and equipment both a debt and an equity component of the allowance for funds used during construction ("AFUDC"). The debt component of AFUDC totalling $38 million (2016 - $29 million) is reported as a reduction of finance charges and the equity component of AFUDC is reported as other income (Note 22). Both components of AFUDC are charged to earnings through depreciation expense over the estimated service lives of the applicable asset. AFUDC is calculated in a manner as prescribed by the respective regulator.

At FortisAlberta the cost of property, plant and equipment also includes Alberta Electric System Operator ("AESO") contributions, which are investments required by FortisAlberta to partially fund the construction of transmission facilities.

Property, plant and equipment include inventories held for the development, construction and betterment of other assets, with the exception of UNS Energy. As required by its regulator, UNS Energy recognizes inventories held for the development and construction of other assets in inventories until consumed. When put into service, the inventories are reclassified to property, plant and equipment.

Maintenance and repairs of property, plant and equipment are charged to earnings in the period incurred, while replacements and betterments that extend the useful lives are capitalized.

Property, plant and equipment is depreciated using the straight-line method based on the estimated service lives of the asset. Depreciation rates for regulated property, plant and equipment are approved by the respective regulator. Depreciation rates for 2017 ranged from 0.9% to 34.6% (2016 - 0.9% to 34.6%). The weighted average composite rate of depreciation, before reduction for amortization of contributions in aid of construction, for 2017 was 2.6% (2016 – 2.8%).

The service life ranges and weighted average remaining service life of the Corporation's distribution, transmission, generation and other assets as at December 31 were as follows.

	2017		2016
(Years)	Service Life Ranges	Weighted Average Remaining Service Life	Service Life Ranges	Weighted Average Remaining Service Life
Distribution
Electric	5-80	33	5-80	32
Gas	14-95	34	7-95	33
Transmission
Electric	20-80	41	20-80	41
Gas	5-80	34	7-80	34
Generation	5-85	28	5-85	26
Other	3-70	14	3-70	14

Leases

Leases that transfer to the Corporation substantially all of the risks and benefits incidental to ownership of the leased item are capitalized at the present value of the minimum lease payments. Capital leases are depreciated over the lease term, except where ownership of the asset is transferred at the end of the lease term, in which case capital leases are depreciated over the estimated service life of the underlying asset. Where the regulator has approved recovery of the arrangements as operating leases for rate-setting purposes that would otherwise qualify as capital leases for financial reporting purposes, the timing of the expense recognition related to the lease is modified to conform with the rate-setting process.

Operating lease payments are recognized as an expense in earnings on a straight-line basis over the lease term.

Intangible Assets

Intangible assets are recorded at cost less accumulated amortization. The useful lives of intangible assets are assessed to be either indefinite or finite. Intangible assets with indefinite useful lives are tested for impairment annually, either individually or at the reporting unit level. Such intangible assets are not amortized. An intangible asset with an indefinite useful life is reviewed annually to determine whether the indefinite life assessment continues to be supportable. If not, the change in the useful life assessment from indefinite to finite is made on a prospective basis.

Intangible assets with finite lives are amortized using the straight-line method based on the estimated service lives of the assets. Amortization rates for regulated intangible assets are approved by the respective regulator. Amortization rates for 2017 ranged from 1.0% to 50.0% (2016 – 1.0% to 50.0%).

The service life ranges and weighted average remaining service life of finite-life intangible assets as at December 31 were as follows.

	2017		2016
(Years)	Service Life Ranges	Weighted Average Remaining Service Life	Service Life Ranges	Weighted Average Remaining Service Life
Computer software	3-10	4	3-10	4
Land, transmission and water rights	36-80	57	30-80	57
Other	10-100	10	10-104	15

For the majority of the Corporation's regulated utilities, intangible assets are derecognized on disposal or when no future economic benefits are expected from their use. Upon retirement or disposal of intangible assets, any difference between the cost and accumulated amortization of the asset, net of salvage proceeds, is charged to accumulated amortization, with no gain or loss recognized in earnings. It is expected that any gains or losses charged to accumulated amortization will be reflected in future amortization costs when they are refunded or collected in customer rates.

The majority of indefinite-lived intangible assets are held in the Corporation's regulated utilities that also have goodwill. For its annual testing of impairment for indefinite-lived intangible assets, Fortis includes these assets as part of the respective reporting units, which are tested on an annual basis for goodwill impairment, as disclosed in this Note under "Goodwill".

Impairment of Long-Lived Assets

The Corporation reviews the valuation of property, plant and equipment, intangible assets with finite lives, and other long-term assets when events or changes in circumstances indicate that the assets' carrying value may not be recoverable. If the carrying amount of the asset exceeds the expected total undiscounted cash flows generated by the asset, the asset is written down to estimated fair value and an impairment loss is recognized in earnings in the period in which it is identified.

Asset-impairment testing is carried out at the reporting unit level to determine if assets are impaired. The net cash flows for reporting units are not asset-specific but are pooled for the entire reporting unit. The recovery of regulated assets' carrying value, including a fair rate of return, is provided through customer rates approved by the respective regulatory authority.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable net assets acquired relating to business acquisitions.  The Corporation performs an annual impairment test for goodwill as at October 1, or more frequently if any event occurs or if circumstances change that would indicate that the fair value of a reporting unit was below its carrying value.

Fortis performs an annual internal qualitative and quantitative assessment for each reporting unit to which goodwill has been allocated. The Corporation has a total of 11 reporting units that were allocated goodwill at the respective dates of acquisition by Fortis. For those reporting units where: (i) management's assessment of qualitative and quantitative factors indicates that fair value is not 50% or more likely to be greater than carrying value; or (ii) the excess of estimated fair value over carrying value, as of the date of the immediately preceding impairment test, was not significant, then fair value of the reporting unit will be estimated by an external consultant in the current year.

In calculating goodwill impairment, the estimated fair value of the reporting unit is compared to its carrying value. If the fair value of the reporting unit is less than the carrying value, the excess of the carrying amount over fair value is recorded as goodwill impairment, not to exceed the total amount of goodwill allocated to the reporting unit.
The primary method for estimating fair value of the reporting units is the income approach, whereby net cash flow projections for the reporting units are discounted using an enterprise value method. The income approach uses several underlying estimates and assumptions with varying degrees of uncertainty, including the amount and timing of expected future cash flows, growth rates, and the determination of appropriate discount rates. A secondary valuation method, the market approach, as well as a reconciliation of the total estimated fair value of all reporting units to the Corporation's market capitalization, is also performed as an assessment of the conclusions reached under the income approach.

As a result of the Corporation's annual assessment for impairment of goodwill, the fair value of all of the reporting units that were allocated goodwill exceeded their respective carrying value and, therefore, no impairment provision was required in 2017 or 2016.

Deferred Financing Costs

Any costs, debt discounts and premiums related to the issuance of long-term debt are recognized against long-term debt and are amortized over the life of the related long-term debt.

Employee Future Benefits

Defined Benefit and Defined Contribution Pension Plans
The Corporation and its subsidiaries each maintain one or a combination of defined benefit pension plans, including retirement allowances and supplemental retirement plans for certain executive employees, and defined contribution pension plans, including group Registered Retirement Savings Plans and group 401(k) plans for employees. The projected benefit obligation and the value of pension cost associated with the defined benefit pension plans are actuarially determined using the projected benefits method prorated on service and management's best estimate of expected plan investment performance, salary escalation and expected retirement ages of employees. Discount rates reflect market interest rates on high‑quality bonds with cash flows that match the timing and amount of expected pension payments.

With the exception of FortisBC Energy and Newfoundland Power, pension plan assets are valued at fair value for the purpose of determining pension cost. At FortisBC Energy and Newfoundland Power, pension plan assets are valued using the market-related value for the purpose of determining pension cost, where investment returns in excess of, or below, expected returns are recognized in the asset value over a period of three years.

The excess of any cumulative net actuarial gain or loss over 10% of the greater of the projected benefit obligation and the fair value of plan assets (the market-related value of plan assets at FortisBC Energy and Newfoundland Power) at the beginning of the fiscal year, along with unamortized past service costs, are deferred and amortized over the average remaining service period of active employees.

The net funded or unfunded status of defined benefit pension plans, measured as the difference between the fair value of the plan assets and the projected benefit obligation, is recognized on the Corporation's consolidated balance sheet.

For the majority of the Corporation's regulated utilities, any difference between pension cost recognized under US GAAP and that recovered from customers in current rates for defined benefit pension plans, which is expected to be recovered from, or refunded to, customers in future rates, is subject to deferral account treatment (Note 8 (ii)).

With the exception of Fortis and FHI, any unamortized balances related to net actuarial gains and losses, past service costs and transitional obligations associated with defined benefit pension plans, which would otherwise be recognized in accumulated other comprehensive income, are subject to deferral account treatment (Note 8 (ii)). At Fortis and FHI, any unamortized balances related to net actuarial gains and losses, past service costs and transitional obligations associated with defined benefit pension plans are recognized in accumulated other comprehensive income.

The costs of the defined contribution pension plans are expensed as incurred.
Other Post-Employment Benefits Plans
The Corporation and its subsidiaries also offer other post-employment benefits ("OPEB") plans, including certain health and dental coverage and life insurance benefits, for qualifying members. The accumulated benefit obligation and the cost associated with OPEB plans are actuarially determined using the projected benefits method prorated on service and management's best estimate of expected plan performance, salary escalation, expected retirement ages of employees and health care costs. Discount rates reflect market interest rates on high-quality bonds with cash flows that match the timing and amount of expected OPEB payments.

The excess of any cumulative net actuarial gain or loss over 10% of the accumulated benefit obligation and the fair value of plan assets at the beginning of the fiscal year, along with unamortized past service costs, are deferred and amortized over the average remaining service period of active employees.

The net funded or unfunded status of OPEB plans, measured as the difference between the fair value of the plan assets and the accumulated benefit obligation, is recognized on the Corporation's consolidated balance sheet.

For the majority of the Corporation's regulated utilities, any difference between the cost of OPEB plans recognized under US GAAP and that recovered from customers in current rates, which is expected to be recovered from, or refunded to, customers in future rates, is subject to deferral account treatment (Note 8 (ii)).

Stock-Based Compensation

The Corporation records compensation expense related to stock options granted under its stock option plans (Note 21). Compensation expense is measured at the date of grant using the Black-Scholes fair value option-pricing model and each grant is amortized as a single award evenly over the four-year vesting period of the options granted. The offsetting entry is an increase to additional paid-in capital for an amount equal to the annual compensation expense related to the issuance of stock options. The stock options become exercisable once time-vesting requirements have been met. Upon exercise, the proceeds of the options are credited to capital stock at the option prices and the fair value of the options, as previously recognized, is reclassified from additional paid-in capital to capital stock. An exercise of options below the current market price of the Corporation's common shares has a dilutive effect on the Corporation's consolidated capital stock and shareholders' equity. Fortis satisfies stock option exercises by issuing common shares from treasury.

The Corporation also records liabilities associated with its Directors' Deferred Share Unit ("DSU"), Performance Share Unit ("PSU") and Restricted Share Unit ("RSU") Plans, all representing cash-settled awards, at fair value at each reporting date until settlement. Compensation expense is recognized on a straight-line basis over the vesting period, which for the PSU and RSU Plans is over the shorter of three years or the period to retirement eligibility and for the DSU Plan is at the time of grant. Forfeitures are accounted for as they occur. The fair value of the DSU, PSU and RSU liabilities is based on the five-day volume weighted average price ("VWAP") of the Corporation's common shares at the end of each reporting period. The VWAP of the Corporation's common shares as at December 31, 2017 was $46.01 (December 31, 2016 - $41.46). The fair value of the PSU liability is also based on the expected payout probability, based on historical performance in accordance with the defined metrics of each grant and management's best estimate.

Foreign Currency Translation

The assets and liabilities of the Corporation's foreign operations, all of which have a US dollar functional currency, are translated at the exchange rate in effect as at the balance sheet date. The exchange rate in effect as at December 31, 2017 was US$1.00=CAD$1.25 (December 31, 2016 – US$1.00=CAD$1.34). The resulting unrealized translation gains and losses are excluded from the determination of earnings and are recognized in accumulated other comprehensive income until the foreign subsidiary is sold, substantially liquidated or evaluated for impairment in anticipation of disposal. Revenue and expenses of the Corporation's foreign operations are translated at the average exchange rate in effect during the reporting period, which was US$1.00=CAD$1.30 for 2017 (2016 – US$1.00=CAD$1.33).
Foreign exchange translation gains and losses on foreign currency-denominated long-term debt that is designated as an effective hedge of foreign net investments are accumulated as a separate component of shareholders' equity within accumulated other comprehensive income and the current period change is recorded in other comprehensive income.

Monetary assets and liabilities denominated in foreign currencies are translated at the exchange rate prevailing at the balance sheet date. Revenue and expenses denominated in foreign currencies are translated at the exchange rate prevailing at the transaction date. Gains and losses on translation are recognized in earnings.

Derivative Instruments and Hedging Activities

Non-Designated Derivatives
Derivatives not designated as hedging contracts are used by Fortis to manage cash flow risk associated with forecasted US dollar cash inflows and forecasted future cash settlements of DSU and RSU obligations; UNS Energy to meet forecast load and reserve requirements; and Aitken Creek to manage exposure to commodity price risk, to capture natural gas price spreads, and to manage the financial risk posed by physical transactions. These non-designated derivatives are measured at fair value with changes in fair value recognized in earnings.

Derivatives not designated as hedging contracts are also used by UNS Energy, Central Hudson and FortisBC Energy to reduce exposure to energy price risk associated with purchased power and gas requirements. The settled amounts of these derivatives are generally included in regulated rates, as permitted by the respective regulators. These non-designated derivatives are measured at fair value and the net unrealized gains and losses associated with changes in fair value of the derivative contracts are recorded as regulatory assets or liabilities for recovery from, or refund to, customers in future rates (Note 8 (viii)).

Derivative instruments that meet the normal purchase or normal sale scope exception are not measured at fair value and settled amounts are recognized as energy supply costs on the consolidated statements of earnings.

Derivatives in Designated Hedging Relationships
For derivatives designated as hedging contracts, the Corporation and its utilities formally assess, at inception and thereafter, whether the hedging contract is highly effective in offsetting changes in the hedged item. The hedging strategy by transaction type and risk management strategy is formally documented. As at December 31, 2017, the Corporation's hedging relationships primarily consisted of cash flow hedges and net investment hedges.

The Corporation, ITC and UNS Energy use cash flow hedges to manage its exposure to interest rate risk. Unrealized gains or losses on these derivatives are initially recognized in accumulated other comprehensive income and reclassified to earnings when the underlying hedged transaction affects earnings. Any hedge ineffectiveness is recognized in net earnings immediately at the time the gain or loss on the derivatives is calculated.

The Corporation's earnings from, and net investments in, foreign subsidiaries and equity method investments are exposed to fluctuations in the US dollar-to-Canadian dollar exchange rate. The Corporation has decreased a portion of the above-noted exposure through the use of US dollar-denominated borrowings at the corporate level. The Corporation has designated its corporately issued US dollar long-term debt as a hedge of a portion of the foreign exchange risk related to its foreign net investments. Foreign currency exchange rate fluctuations associated with the translation of the Corporation's corporately issued US dollar-denominated borrowings designated as hedges are recognized in accumulated other comprehensive income and help offset unrealized foreign currency exchange gains and losses on the foreign net investments, which gains and losses are also recognized in accumulated other comprehensive income.

Presentation of Derivatives
The fair value of derivative instruments are recognized on the Corporation's consolidated balance sheet as current or long-term assets and liabilities depending on the timing of the settlements and the resulting cash flows associated with the instruments. Derivative contracts under master netting agreements and collateral positions are presented on a gross basis. Cash flows associated with the settlement of all derivative instruments are included in operating activities on the Corporation's consolidated statement of cash flows.

Income Taxes

The Corporation and its subsidiaries follow the asset and liability method of accounting for income taxes. Under this method, deferred income tax assets and liabilities are recognized for temporary differences between the tax and accounting basis of assets and liabilities, as well as for the benefit of losses available to be carried forward to future years for tax purposes that are more likely than not to be realized. Valuation allowances are recognized against deferred tax assets when it is more likely than not that a portion of, or the entire amount of, the deferred income tax asset will not be realized. Deferred income tax assets and liabilities are measured using enacted income tax rates and laws in effect when the temporary differences are expected to be recovered or settled. The effect of a change in income tax rates on deferred income tax assets and liabilities is recognized in earnings in the period that the change occurs. Current income tax expense or recovery is recognized for the estimated income taxes payable or receivable in the current year.

As approved by the respective regulator, ITC, UNS Energy, Central Hudson and Maritime Electric recover current and deferred income tax expense in customer rates. As approved by the regulator, FortisAlberta recovers income tax expense in customer rates based only on income taxes that are currently payable. FortisBC Energy, FortisBC Electric, Newfoundland Power and FortisOntario recover income tax expense in customer rates based only on income taxes that are currently payable, except for certain regulatory balances for which deferred income tax expense is recovered from, or refunded to, customers in current rates, as prescribed by the respective regulator. Deferred income taxes that are expected to be collected from or refunded to customers in rates once income taxes become payable or receivable are recognized as a regulatory asset or liability (Note 8 (i)).

For regulatory reporting purposes, the capital cost allowance pool for certain property, plant and equipment at FortisAlberta is different from that for legal entity corporate income tax filing purposes. In a future reporting period, yet to be determined, the difference may result in higher income tax expense than that recognized for regulatory rate-setting purposes and collected in customer rates.

Caribbean Utilities and Fortis Turks and Caicos are not subject to income tax as they operate in tax-free jurisdictions. BECOL is not subject to income tax as it was granted tax-exempt status by the Government of Belize for the terms of its 50-year PPAs.

Any difference between the income tax expense recognized under US GAAP and that recovered from customers in current rates that is expected to be recovered from customers in future rates, is subject to deferral account treatment (Note 8 (i)).

The Corporation intends to indefinitely reinvest earnings from certain foreign operations. Accordingly, the Corporation does not provide for deferred income taxes on temporary differences related to investments in foreign subsidiaries. The difference between the carrying values of these foreign investments and their tax bases, resulting from unrepatriated earnings and currency translation adjustments, is approximately $561 million as at December 31, 2017 (December 31, 2016 - $525 million). If such earnings are repatriated, in the form of dividends or otherwise, the Corporation may be subject to income taxes and foreign withholding taxes. The determination of the amount of unrecognized deferred income tax liabilities on such amounts is impractical.

Tax benefits associated with income tax positions taken, or expected to be taken, in an income tax return are recognized only when the more likely than not recognition threshold is met. The tax benefits are measured at the largest amount of benefit that is greater than 50% likely to be realized upon settlement. The difference between a tax position taken, or expected to be taken, and the benefit recognized and measured pursuant to this guidance represents an unrecognized tax benefit.

Income tax interest and penalties are expensed as incurred and included in income tax expense.
Sales Taxes

In the course of its operations, the Corporation's subsidiaries collect sales taxes from their customers. When customers are billed, a current liability is recognized for the sales taxes included on customers' bills. The liability is settled when the taxes are remitted to the appropriate government authority. The Corporation's revenue excludes sales taxes.

Revenue Recognition

Revenue from the sale and delivery of electricity and gas by the Corporation's regulated utilities is generally recognized on an accrual basis. Electricity and gas consumption is metered upon delivery to customers and is recognized as revenue using approved rates when consumed. Revenue at the regulated utilities is billed at rates approved by the applicable regulatory authority. Meters are read periodically and bills are issued to customers based on these readings. At the end of each reporting period, a certain amount of consumed electricity and gas will not have been billed, which is estimated and accrued as revenue.

ITC's transmission revenue is recognized as services are provided based on FERC-approved cost-based formula rate templates. A reserve for revenue subject to refund is recognized as a reduction to revenue when such refund is probable and can be reasonably estimated (Note 8 (vi)).

In certain circumstances, UNS Energy and Aitken Creek enter into purchased power and wholesale sales contracts that are not settled with energy. The net sales contracts and power purchase contracts are reflected at the net amount in revenue.

As stipulated by the regulator, FortisAlberta is required to arrange and pay for transmission services with the AESO and collect transmission revenue from its customers, which is achieved through invoicing the customers' retailers through FortisAlberta's transmission component of its regulator-approved rates. FortisAlberta is solely a distribution company and, as such, does not operate or provide any transmission or generation services. The Company is a conduit for the flow through of transmission costs to end-use customers, as the transmission provider does not have a direct relationship with these customers. As a result, FortisAlberta reports revenue and expenses related to transmission services on a net basis. The rates collected are based on forecast transmission expenses. FortisAlberta is not subject to any forecast risk with respect to transmission costs, as all differences between actual expenses related to transmission services and actual revenue collected from customers are deferred to be recovered from, or refunded to, customers in future rates.

FortisBC Electric has entered into contracts to sell surplus capacity that may be available after it meets its load requirements. This revenue is recognized on an accrual basis at rates established in the sales contract.

All of the Corporation's non-regulated generation operations record revenue on an accrual basis and revenue is recognized on delivery of output at rates fixed under contract or based on observed market prices as stipulated in contractual arrangements.

Revenue at Aitken Creek is generated from long-term lease storage, park and loan activities, and storage optimization activities and is generally recognized on an accrual basis over the term of the related contracts. Optimization revenue results from the purchase of natural gas and its forward sale through financial and physical trading contracts and consists of realized and unrealized gains and losses on the financial and physical energy trading contracts, not designated as derivatives, used to manage commodity price risk (Note 28).

Asset Retirement Obligations

A conditional asset retirement obligation ("ARO") is a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional on a future event that may or may not be within the Corporation's control. AROs are recorded as a liability at fair value and are classified as long-term other liabilities, with a corresponding increase to property, plant and equipment. The Corporation recognizes AROs in the periods in which they are incurred if a reasonable estimate of fair value can be determined. Fair value is based on an estimate of the present value of expected future cash outlays, discounted at a credit-adjusted risk-free interest rate. The increase in the liability due to the passage of time is recorded through accretion, and the capitalized cost is depreciated over the useful life of the asset. Actual costs incurred upon the settlement of AROs are recorded as a reduction in the liabilities.

The Corporation's subsidiaries have AROs associated with the remediation of generation facilities, interconnection facilities, wholesale energy supply agreements, and certain electricity distribution system assets. While each of the foregoing will have legal AROs, including land and environmental remediation and/or removal of assets, the final date and cost of remediation and/or removal of the related assets cannot be reasonably determined at this time. These assets are reasonably expected to operate in perpetuity due to the nature of their operations. The licences, permits, interconnection facilities agreements, wholesale energy supply agreements and rights-of-way are reasonably expected to be renewed or extended indefinitely to maintain the integrity of the assets and ensure the continued provision of service to customers. In the event that environmental issues are identified, assets are decommissioned or the applicable licences, permits or agreements are terminated, AROs will be recognized at that time provided the costs can be reasonably estimated.

Contingencies

Reserves for specific legal proceedings are established when the likelihood of an unfavourable outcome is probable and the amount of loss can be reasonably estimated. Significant judgment is required in predicting the outcome of these claims. The Corporation identifies certain other legal matters where the Corporation believes an unfavourable outcome is reasonably possible or no estimate of possible losses can be made. All contingencies are regularly reviewed to determine whether the likelihood of loss has changed and to assess whether a reasonable estimate of the loss or range of loss can be made.

New Accounting Policies

Simplifying the Test for Goodwill Impairment
Effective January 1, 2017, the Corporation adopted Accounting Standards Update ("ASU") No. 2017-04, Simplifying the Test for Goodwill Impairment. The amendments in this update simplify the subsequent measurement of goodwill by eliminating step two in the current two-step goodwill impairment test. An entity will apply a one-step quantitative test and record the amount of goodwill impairment as the excess of a reporting unit's carrying amount over its fair value, not to exceed the total amount of goodwill allocated to the reporting unit. The new guidance does not amend the optional qualitative assessment of goodwill impairment. The above-noted ASU was applied prospectively and did not impact the Corporation's consolidated financial statements.

Inventories
Effective January 1, 2017, the Corporation's utilities adopted ASU No. 2015-11, Inventory, which requires the measurement of inventory at the lower of cost and net realizable value. Net realizable value is the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. The adoption of this update did not impact the Corporation's consolidated financial statements as the cost of inventory at the Corporation's utilities is recovered in customer rates.

Use of Accounting Estimates

The preparation of the consolidated financial statements in accordance with US GAAP requires management to make estimates and judgments that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the reporting periods. Estimates and judgments are based on historical experience, current conditions and various other assumptions believed to be reasonable under the circumstances.

Additionally, certain estimates and judgments are necessary since the regulatory environments in which the Corporation's utilities operate often require amounts to be recorded at estimated values until these amounts are finalized pursuant to regulatory decisions or other regulatory proceedings. Due to changes in facts and circumstances, and the inherent uncertainty involved in making estimates, actual results may differ significantly from current estimates. Estimates and judgments are reviewed periodically and, as adjustments become necessary, they are recognized in earnings in the period in which they become known. In the event that a regulatory decision is received after the balance sheet date but before the consolidated financial statements are issued, the facts and circumstances are reviewed to determine whether or not it is a recognized subsequent event.

The Corporation's critical accounting estimates are described above in Note 3 under the headings Regulatory Assets and Liabilities; Property, Plant and Equipment; Intangible Assets; Goodwill; Employee Future Benefits; Income Taxes; Revenue Recognition; and Contingencies, and in the respective notes to the consolidated financial statements.